Fourth Quarter 2015

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Fourth Quarter 2015

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Consolidated U.S. GAAP Results¹

Premium Income	$2,037.8	$1,967.9	$8,082.4	$7,797.2	$7,624.7

Operating Revenue	$2,725.1	$2,656.3	$10,775.1	$10,508.4	$10,361.8
Net Realized Investment Gain (Loss)	(2.7)	(17.3)	(43.8)	16.1	6.8

Revenue	$2,722.4	$2,639.0	$10,731.3	$10,524.5	$10,368.6

Net Income (Loss)	$226.1	$(282.2)	$867.1	$402.1	$847.0
Net Income (Loss) Per Share:
Basic	$0.93	$(1.12)	$3.51	$1.57	$3.20
Assuming Dilution	$0.93	$(1.12)	$3.50	$1.57	$3.19

Operating Return on Equity
Unum US	13.1%	13.4%	13.3%	13.3%	13.4%
Unum UK	20.6%	18.1%	18.0%	18.3%	14.0%
Colonial Life	16.4%	16.5%	16.6%	16.7%	16.4%
Core Operating Segments	14.6%	14.5%	14.5%	14.5%	14.1%
Consolidated	11.5%	11.1%	11.3%	11.3%	11.3%

Assets			$60,589.7	$62,450.2	$59,374.1
Stockholders' Equity			$8,663.9	$8,521.9	$8,639.9

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$182.4	$149.0	$689.2	$618.1	$617.5
Net Realized Investment Gain (Loss), After Tax	(27.2)	(2.2)	(35.5)	5.0	(33.0)

Net Income	$155.2	$146.8	$653.7	$623.1	$584.5

Capital and Surplus			$3,470.3	$3,462.8	$3,450.5

Weighted Average Risk-based Capital Ratio			~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and Unum Insurance Company.

Unum Group Capital Metrics

	12/31/2015		12/31/2014		12/31/2013
	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Book Value
Total Stockholders' Equity, As Reported	$8,663.9	$35.96	$8,521.9	$33.78	$8,639.9	$33.23
Net Unrealized Gain on Securities	204.3	0.84	290.3	1.15	135.7	0.52
Net Gain on Cash Flow Hedges	378.0	1.57	391.0	1.55	396.3	1.52
Subtotal	8,081.6	33.55	7,840.6	31.08	8,107.9	31.19
Foreign Currency Translation Adjustment	(173.6)	(0.72)	(113.4)	(0.45)	(47.1)	(0.18)
Subtotal	8,255.2	34.27	7,954.0	31.53	8,155.0	31.37
Unrecognized Pension and Postretirement Benefit Costs	(392.6)	(1.63)	(401.5)	(1.59)	(229.9)	(0.88)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,647.8	$35.90	$8,355.5	$33.12	$8,384.9	$32.25

Dividends Paid	$174.2	$0.70	$159.4	$0.62	$146.5	$0.55

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
Shares Repurchased (millions)	2.9	—	12.3	8.7	11.2
Cost of Shares Repurchased (millions)(1)	$100.5	$—	$426.7	$300.6	$318.6
Price (UNM closing price on last trading day of period)			$33.29	$34.88	$35.08

Leverage Ratio (As Adjusted)			25.7%	25.4%	23.0%

Holding Company Cash and Marketable Securities			$475	$575	$514

(1) Includes commissions of $0.3 million, $0.1 million, and $0.2 million for the years ended December 31, 2015, 2014, and 2013, respectively, and $0.2 million for the three months ended December 31, 2015.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Operations

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Revenue
Premium Income	$2,037.8	$1,967.9	$8,082.4	$7,797.2	$7,624.7
Net Investment Income	636.4	632.7	2,481.2	2,492.2	2,506.9
Net Realized Investment Gain (Loss)	(2.7)	(17.3)	(43.8)	16.1	6.8
Other Income	50.9	55.7	211.5	219.0	230.2
Total Revenue	2,722.4	2,639.0	10,731.3	10,524.5	10,368.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,735.2	2,372.5	6,782.8	7,310.8	6,595.7
Commissions	248.5	238.1	996.3	935.3	909.5
Interest and Debt Expense - Non-recourse Debt	1.6	1.8	6.6	7.3	8.5
Interest and Debt Expense - All Other Debt	37.3	36.7	146.2	160.2	140.9
Deferral of Acquisition Costs	(144.6)	(142.4)	(569.7)	(524.0)	(466.8)
Amortization of Deferred Acquisition Costs	106.9	107.9	482.3	440.8	418.9
Other Expenses	420.9	479.0	1,648.5	1,652.1	1,541.9
Total Benefits and Expenses	2,405.8	3,093.6	9,493.0	9,982.5	9,148.6

Income (Loss) Before Income Tax	316.6	(454.6)	1,238.3	542.0	1,220.0
Income Tax Expense (Benefit)	90.5	(172.4)	371.2	139.9	373.0

Net Income (Loss)	$226.1	$(282.2)	$867.1	$402.1	$847.0

Average Weighted Shares Outstanding
Basic	242.9	252.4	247.0	255.5	264.7
Assuming Dilution	243.8	252.4	247.9	256.7	265.9

Actual Number of Shares Outstanding			240.9	252.3	260.0

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2015	12/31/2014	% Change	12/31/2015	12/31/2014	12/31/2013
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$116.2	$116.1	0.1%	$239.7	$223.6	$173.3
Group Short-term Disability	48.1	60.1	(20.0)	119.7	118.8	101.9
Group Life and AD&D	124.4	127.6	(2.5)	250.1	264.8	199.4
Subtotal	288.7	303.8	(5.0)	609.5	607.2	474.6
Supplemental and Voluntary
Individual Disability	21.0	16.1	30.4	67.5	56.8	52.2
Voluntary Benefits	45.2	48.8	(7.4)	262.6	238.1	218.8
Subtotal	66.2	64.9	2.0	330.1	294.9	271.0
Total Sales	$354.9	$368.7	(3.7)	$939.6	$902.1	$745.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$176.9	$189.9	(6.8)%	$405.4	$401.7	$324.4
Large Case Market	111.8	113.9	(1.8)	204.1	205.5	150.2
Subtotal	288.7	303.8	(5.0)	609.5	607.2	474.6
Supplemental and Voluntary	66.2	64.9	2.0	330.1	294.9	271.0
Total Sales	$354.9	$368.7	(3.7)	$939.6	$902.1	$745.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2015	12/31/2014	% Change	12/31/2015	12/31/2014	12/31/2013
Sales by Product
Group Long-term Disability	$16.6	$18.3	(9.3)%	$53.4	$57.4	$50.5
Group Life	8.8	6.0	46.7	25.7	23.8	21.4
Supplemental	1.8	1.0	80.0	5.0	3.9	3.9
Total Sales	$27.2	$25.3	7.5	$84.1	$85.1	$75.8

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$14.4	$12.6	14.3%	$44.3	$42.5	$38.9
Large Case Market	11.0	11.7	(6.0)	34.8	38.7	33.0
Subtotal	25.4	24.3	4.5	79.1	81.2	71.9
Supplemental	1.8	1.0	80.0	5.0	3.9	3.9
Total Sales	$27.2	$25.3	7.5	$84.1	$85.1	$75.8

(in millions of pounds)
Sales by Product
Group Long-term Disability	£10.9	£11.7	(6.8)%	£35.0	£35.1	£32.2
Group Life	5.8	3.7	56.8	16.8	14.4	13.7
Supplemental	1.2	0.7	71.4	3.3	2.4	2.5
Total Sales	£17.9	£16.1	11.2	£55.1	£51.9	£48.4

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£9.6	£7.9	21.5%	£29.0	£25.8	£24.9
Large Case Market	7.1	7.5	(5.3)	22.8	23.7	21.0
Subtotal	16.7	15.4	8.4	51.8	49.5	45.9
Supplemental	1.2	0.7	71.4	3.3	2.4	2.5
Total Sales	£17.9	£16.1	11.2	£55.1	£51.9	£48.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2015	12/31/2014	% Change	12/31/2015	12/31/2014	12/31/2013
Sales by Product
Accident, Sickness, and Disability	$106.5	$100.6	5.9%	$276.1	$260.7	$238.2
Life	32.5	30.6	6.2	85.6	78.8	68.1
Cancer and Critical Illness	30.9	30.5	1.3	76.8	70.6	61.3
Total Sales	$169.9	$161.7	5.1	$438.5	$410.1	$367.6

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$108.4	$102.1	6.2%	$290.8	$275.6	$246.0
Large Case Market	25.3	24.3	4.1	54.2	53.2	49.0
Subtotal	133.7	126.4	5.8	345.0	328.8	295.0
Public Sector	36.2	35.3	2.5	93.5	81.3	72.6
Total Sales	$169.9	$161.7	5.1	$438.5	$410.1	$367.6

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2015	2014
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$43,354.4	$45,064.9
Mortgage Loans	1,883.6	1,856.6
Policy Loans	3,395.4	3,306.6
Other Long-term Investments	583.0	545.0
Short-term Investments	807.3	974.3
Total Investments	50,023.7	51,747.4

Other Assets
Cash and Bank Deposits	112.9	102.5
Accounts and Premiums Receivable	1,598.4	1,634.7
Reinsurance Recoverable	4,725.1	4,906.4
Accrued Investment Income	702.8	696.1
Deferred Acquisition Costs	2,008.5	1,901.3
Goodwill	230.9	198.7
Property and Equipment	523.9	531.7
Income Tax Receivable	—	69.5
Other Assets	663.5	661.9
Total Assets	$60,589.7	$62,450.2

Liabilities
Policy and Contract Benefits	$1,484.6	$1,529.3
Reserves for Future Policy and Contract Benefits	43,540.6	45,929.4
Unearned Premiums	384.2	396.6
Other Policyholders’ Funds	1,674.6	1,657.8
Income Tax Payable	6.0	—
Deferred Income Tax	91.8	62.0
Short-term Debt	352.4	151.9
Long-term Debt - Non-recourse	324.0	398.4
Long-term Debt - All Other	2,151.1	2,230.3
Payables for Collateral on Investments	415.4	73.8
Other Liabilities	1,501.1	1,498.8
Total Liabilities	51,925.8	53,928.3

Stockholders’ Equity
Common Stock	30.3	30.2
Additional Paid-in Capital	2,247.2	2,221.2
Accumulated Other Comprehensive Income	16.1	166.4
Retained Earnings	7,995.2	7,302.3
Treasury Stock	(1,624.9)	(1,198.2)
Total Stockholders’ Equity	8,663.9	8,521.9
Total Liabilities and Stockholders’ Equity	$60,589.7	$62,450.2

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2012	$1,024.3	$38.8	$692.4	$1,755.5
Capitalized	252.0	9.8	205.0	466.8
Amortized	(230.0)	(14.7)	(174.2)	(418.9)
Adjustment Related to Unrealized Investment Gains and Losses	5.2	—	20.2	25.4
Foreign Currency	—	0.4	—	0.4
Balances at December 31, 2013	1,051.5	34.3	743.4	1,829.2
Capitalized	292.7	10.5	220.8	524.0
Amortized	(248.1)	(12.5)	(180.2)	(440.8)
Adjustment Related to Unrealized Investment Gains and Losses	0.4	—	(9.6)	(9.2)
Foreign Currency	—	(1.9)	—	(1.9)
Balances at December 31, 2014	1,096.5	30.4	774.4	1,901.3
Capitalized	307.3	9.6	252.8	569.7
Amortized	(272.3)	(11.3)	(198.7)	(482.3)
Adjustment Related to Unrealized Investment Gains and Losses	4.9	—	16.5	21.4
Foreign Currency	—	(1.6)	—	(1.6)
Balances at December 31, 2015	$1,136.4	$27.1	$845.0	$2,008.5

6. 1

Unum Group Balance Sheets by Segment - December 31, 2015

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,761.1	$2,724.2	$4,119.8	$15,605.1	$3,131.2	$2,650.5	$27,005.7	$1,631.2	$50,023.7
Deferred Acquisition Costs	79.3	66.9	990.2	1,136.4	27.1	845.0	—	—	2,008.5
Goodwill	—	—	187.6	187.6	43.3	—	—	—	230.9
All Other	599.7	160.6	553.0	1,313.3	230.8	281.3	5,986.7	514.5	8,326.6
Total Assets	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$32,992.4	$2,145.7	$60,589.7

Liabilities
Reserves and Policyholder Benefits	$7,575.1	$1,735.0	$3,704.8	$13,014.9	$2,649.5	$2,221.7	$29,197.9	$—	$47,084.0
Debt	—	—	—	—	—	—	324.0	2,503.5	2,827.5
All Other	370.0	131.6	371.4	873.0	71.2	258.6	(33.7)	845.2	2,014.3
Total Liabilities	7,945.1	1,866.6	4,076.2	13,887.9	2,720.7	2,480.3	29,488.2	3,348.7	51,925.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,488.9	1,070.3	1,689.9	4,249.1	652.9	1,239.9	3,164.0	(1,224.3)	8,081.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	6.1	14.8	84.5	105.4	58.8	56.6	340.2	21.3	582.3
Total Allocated Stockholders' Equity	1,495.0	1,085.1	1,774.4	4,354.5	711.7	1,296.5	3,504.2	(1,203.0)	8,663.9

Total Liabilities and Allocated Stockholders' Equity	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$32,992.4	$2,145.7	$60,589.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2014 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,216.6	$2,673.8	$4,214.6	$16,105.0	$3,399.2	$2,650.8	$27,668.8	$1,923.6	$51,747.4
Deferred Acquisition Costs	69.8	59.8	966.9	1,096.5	30.4	774.4	—	—	1,901.3
Goodwill	—	—	187.6	187.6	11.1	—	—	—	198.7
All Other	619.3	129.4	538.7	1,287.4	261.8	267.0	6,291.4	495.2	8,602.8
Total Assets	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

Liabilities
Reserves and Policyholder Benefits	$8,104.9	$1,722.2	$3,712.4	$13,539.5	$2,894.3	$2,149.7	$30,929.6	$—	$49,513.1
Debt	—	—	—	—	—	—	398.4	2,382.2	2,780.6
All Other	333.2	91.2	371.1	795.5	69.8	258.8	(296.2)	806.7	1,634.6
Total Liabilities	8,438.1	1,813.4	4,083.5	14,335.0	2,964.1	2,408.5	31,031.8	3,188.9	53,928.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,457.9	1,005.7	1,682.9	4,146.5	648.4	1,178.8	2,814.3	(947.4)	7,840.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	9.7	43.9	141.4	195.0	90.0	104.9	114.1	177.3	681.3
Total Allocated Stockholders' Equity	1,467.6	1,049.6	1,824.3	4,341.5	738.4	1,283.7	2,928.4	(770.1)	8,521.9

Total Liabilities and Allocated Stockholders' Equity	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2015	12/31/2014	% Change	12/31/2015	12/31/2014	% Change
		As Adjusted			As Adjusted
Premium Income
Unum US	$1,251.6	$1,186.8	5.5%	$4,960.0	$4,659.7	6.4%
Unum UK	150.4	148.9	1.0	576.2	607.2	(5.1)
Colonial Life	337.4	321.1	5.1	1,338.6	1,273.7	5.1
Closed Block	298.4	311.1	(4.1)	1,207.6	1,256.6	(3.9)
	2,037.8	1,967.9	3.6	8,082.4	7,797.2	3.7
Net Investment Income
Unum US	220.3	223.2	(1.3)	865.3	878.9	(1.5)
Unum UK	34.8	38.7	(10.1)	124.9	151.0	(17.3)
Colonial Life	35.6	37.6	(5.3)	145.4	145.5	(0.1)
Closed Block	340.4	323.0	5.4	1,320.0	1,281.5	3.0
Corporate	5.3	10.2	(48.0)	25.6	35.3	(27.5)
	636.4	632.7	0.6	2,481.2	2,492.2	(0.4)
Other Income
Unum US	28.8	30.7	(6.2)	119.2	122.1	(2.4)
Unum UK	—	(0.1)	(100.0)	—	—	—
Colonial Life	—	—	—	0.1	0.1	—
Closed Block	21.8	22.3	(2.2)	89.3	91.8	(2.7)
Corporate	0.3	2.8	(89.3)	2.9	5.0	(42.0)
	50.9	55.7	(8.6)	211.5	219.0	(3.4)
Total Operating Revenue
Unum US	1,500.7	1,440.7	4.2	5,944.5	5,660.7	5.0
Unum UK	185.2	187.5	(1.2)	701.1	758.2	(7.5)
Colonial Life	373.0	358.7	4.0	1,484.1	1,419.3	4.6
Closed Block	660.6	656.4	0.6	2,616.9	2,629.9	(0.5)
Corporate	5.6	13.0	(56.9)	28.5	40.3	(29.3)
	$2,725.1	$2,656.3	2.6	$10,775.1	$10,508.4	2.5

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2015	12/31/2014	% Change	12/31/2015	12/31/2014	% Change
		As Adjusted			As Adjusted
Benefits and Expenses
Unum US	$1,286.5	$1,231.2	4.5%	$5,094.5	$4,815.8	5.8%
Unum UK	148.2	149.3	(0.7)	560.5	610.4	(8.2)
Colonial Life	295.4	284.7	3.8	1,175.0	1,120.3	4.9
Closed Block	632.5	1,325.2	(52.3)	2,497.8	3,208.1	(22.1)
Corporate	40.2	37.4	7.5	153.3	157.9	(2.9)
	2,402.8	3,027.8	(20.6)	9,481.1	9,912.5	(4.4)
Income (Loss) Before Income Tax Expense, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	214.2	209.5	2.2	850.0	844.9	0.6
Unum UK	37.0	38.2	(3.1)	140.6	147.8	(4.9)
Colonial Life	77.6	74.0	4.9	309.1	299.0	3.4
Closed Block	28.1	(668.8)	104.2	119.1	(578.2)	120.6
Corporate	(34.6)	(24.4)	(41.8)	(124.8)	(117.6)	(6.1)
	322.3	(371.5)	186.8	1,294.0	595.9	117.2
Income Tax Expense (Benefit)	91.7	(143.4)	163.9	393.0	161.0	144.1

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	230.6	(228.1)	201.1	901.0	434.9	107.2

Net Realized Investment Gain (Loss), Net of Tax	(2.5)	(11.2)	77.7	(26.1)	12.8	N.M.

Non-operating Retirement-related Loss, Net of Tax	(2.0)	(42.9)	95.3	(7.8)	(45.6)	82.9

Net Income (Loss)	$226.1	$(282.2)	180.1	$867.1	$402.1	115.6

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
					As Adjusted
Premium Income
Unum US	$1,251.6	$1,241.8	$1,236.4	$1,230.2	$1,186.8	$1,162.7	$1,157.7	$1,152.5	$1,121.3
Unum UK	150.4	144.6	142.2	139.0	148.9	152.6	154.0	151.7	137.9
Colonial Life	337.4	333.1	335.9	332.2	321.1	319.4	316.8	316.4	308.1
Closed Block	298.4	301.3	303.0	304.9	311.1	312.5	315.1	317.9	323.4
	2,037.8	2,020.8	2,017.5	2,006.3	1,967.9	1,947.2	1,943.6	1,938.5	1,890.7
Net Investment Income
Unum US	220.3	214.3	215.7	215.0	223.2	214.4	218.2	223.1	228.2
Unum UK	34.8	28.0	38.6	23.5	38.7	34.4	44.3	33.6	42.0
Colonial Life	35.6	35.9	36.9	37.0	37.6	35.5	35.8	36.6	34.8
Closed Block	340.4	327.5	331.7	320.4	323.0	317.2	325.8	315.5	327.5
Corporate	5.3	6.4	7.8	6.1	10.2	9.8	8.3	7.0	0.8
	636.4	612.1	630.7	602.0	632.7	611.3	632.4	615.8	633.3
Other Income
Unum US	28.8	28.1	31.4	30.9	30.7	30.2	30.3	30.9	29.3
Unum UK	—	—	—	—	(0.1)	—	0.2	(0.1)	—
Colonial Life	—	0.1	—	—	—	0.1	0.1	(0.1)	0.1
Closed Block	21.8	21.5	22.8	23.2	22.3	23.4	24.5	21.6	22.4
Corporate	0.3	1.8	0.5	0.3	2.8	0.9	(0.2)	1.5	5.0
	50.9	51.5	54.7	54.4	55.7	54.6	54.9	53.8	56.8
Total Operating Revenue
Unum US	1,500.7	1,484.2	1,483.5	1,476.1	1,440.7	1,407.3	1,406.2	1,406.5	1,378.8
Unum UK	185.2	172.6	180.8	162.5	187.5	187.0	198.5	185.2	179.9
Colonial Life	373.0	369.1	372.8	369.2	358.7	355.0	352.7	352.9	343.0
Closed Block	660.6	650.3	657.5	648.5	656.4	653.1	665.4	655.0	673.3
Corporate	5.6	8.2	8.3	6.4	13.0	10.7	8.1	8.5	5.8
	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8

Unum Group Quarterly Historical Financial Results by Segment

	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
					As Adjusted
Benefits and Expenses
Unum US	$1,286.5	$1,265.5	$1,280.7	$1,261.8	$1,231.2	$1,195.2	$1,190.4	$1,199.0	$1,153.6
Unum UK	148.2	139.9	142.5	129.9	149.3	153.5	158.9	148.7	144.0
Colonial Life	295.4	292.8	295.2	291.6	284.7	284.0	277.8	273.8	294.0
Closed Block	632.5	622.6	620.9	621.8	1,325.2	627.4	628.8	626.7	646.7
Corporate	40.2	35.1	41.7	36.3	37.4	35.8	49.7	35.0	39.7
	2,402.8	2,355.9	2,381.0	2,341.4	3,027.8	2,295.9	2,305.6	2,283.2	2,278.0
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	214.2	218.7	202.8	214.3	209.5	212.1	215.8	207.5	225.2
Unum UK	37.0	32.7	38.3	32.6	38.2	33.5	39.6	36.5	35.9
Colonial Life	77.6	76.3	77.6	77.6	74.0	71.0	74.9	79.1	49.0
Closed Block	28.1	27.7	36.6	26.7	(668.8)	25.7	36.6	28.3	26.6
Corporate	(34.6)	(26.9)	(33.4)	(29.9)	(24.4)	(25.1)	(41.6)	(26.5)	(33.9)
	322.3	328.5	321.9	321.3	(371.5)	317.2	325.3	324.9	302.8
Income Tax Expense (Benefit)	91.7	105.5	99.3	96.5	(143.4)	98.1	104.0	102.3	88.5

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	230.6	223.0	222.6	224.8	(228.1)	219.1	221.3	222.6	214.3

Net Realized Investment Gain (Loss), Net of Tax	(2.5)	(17.3)	3.7	(10.0)	(11.2)	0.9	19.0	4.1	5.8

Non-operating Retirement-related Loss, Net of Tax	(2.0)	(1.9)	(2.0)	(1.9)	(42.9)	(0.9)	(0.9)	(0.9)	(1.5)

Net Income (Loss)	$226.1	$203.8	$224.3	$212.9	$(282.2)	$219.1	$239.4	$225.8	$218.6

Net Income (Loss) Per Common Share - Assuming Dilution	$0.93	$0.83	$0.90	$0.84	$(1.12)	$0.86	$0.93	$0.86	$0.83

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Premium Income	$1,251.6	$1,186.8	$4,960.0	$4,659.7	$4,517.1
Net Investment Income	220.3	223.2	865.3	878.9	919.4
Other Income	28.8	30.7	119.2	122.1	128.3
Total	1,500.7	1,440.7	5,944.5	5,660.7	5,564.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	890.4	845.8	3,476.7	3,288.1	3,222.4
Commissions	140.4	132.2	562.2	528.7	505.2
Deferral of Acquisition Costs	(76.6)	(78.2)	(307.3)	(292.7)	(252.0)
Amortization of Deferred Acquisition Costs	55.9	59.3	272.3	248.1	230.0
Other Expenses	276.4	272.1	1,090.6	1,043.6	1,000.8
Total	1,286.5	1,231.2	5,094.5	4,815.8	4,706.4

Income Before Income Tax and Net Realized Investment Gains and Losses	214.2	209.5	850.0	844.9	858.4
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	75.4
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	—	—	—	(85.0)
Operating Income	$214.2	$209.5	$850.0	$844.9	$848.8

Operating Ratios (% of Premium Income):
Benefit Ratio	71.1%	71.3%	70.1%	70.6%	71.3%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments					71.6%
Other Expense Ratio	22.1%	22.9%	22.0%	22.4%	22.2%
Income Ratio	17.1%	17.7%	17.1%	18.1%	19.0%
Operating Income Ratio	17.1%	17.7%	17.1%	18.1%	18.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$415.7	$396.1	$1,644.7	$1,553.5	$1,553.9
Group Short-term Disability	154.9	144.7	607.4	558.1	519.6
Total Premium Income	570.6	540.8	2,252.1	2,111.6	2,073.5
Net Investment Income	124.6	132.1	496.5	515.9	547.4
Other Income	22.9	23.4	92.9	91.0	95.6
Total	718.1	696.3	2,841.5	2,718.5	2,716.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	466.1	452.9	1,834.0	1,746.4	1,732.9
Commissions	43.3	40.3	172.2	161.2	164.0
Deferral of Acquisition Costs	(11.4)	(11.9)	(43.2)	(40.2)	(29.6)
Amortization of Deferred Acquisition Costs	8.5	6.8	33.7	26.3	21.1
Other Expenses	145.5	142.3	572.4	550.0	532.4
Total	652.0	630.4	2,569.1	2,443.7	2,420.8

Operating Income	$66.1	$65.9	$272.4	$274.8	$295.7

Operating Ratios (% of Premium Income):
Benefit Ratio	81.7%	83.7%	81.4%	82.7%	83.6%
Other Expense Ratio	25.5%	26.3%	25.4%	26.0%	25.7%
Operating Income Ratio	11.6%	12.2%	12.1%	13.0%	14.3%

Persistency:
Group Long-term Disability			92.1%	90.6%	87.2%
Group Short-term Disability			88.1%	89.6%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Group Life	$339.9	$323.1	$1,347.4	$1,262.3	$1,213.9
Accidental Death & Dismemberment	33.7	32.0	131.7	125.9	121.6
Total Premium Income	373.6	355.1	1,479.1	1,388.2	1,335.5
Net Investment Income	33.1	34.1	135.1	135.2	139.1
Other Income	0.6	0.2	2.1	1.4	1.8
Total	407.3	389.4	1,616.3	1,524.8	1,476.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	269.1	251.3	1,061.6	975.8	909.9
Commissions	30.7	28.5	121.2	113.3	108.9
Deferral of Acquisition Costs	(8.6)	(9.3)	(33.3)	(31.3)	(24.7)
Amortization of Deferred Acquisition Costs	6.6	5.6	26.2	21.4	15.6
Other Expenses	55.2	54.0	215.7	205.2	198.2
Total	353.0	330.1	1,391.4	1,284.4	1,207.9

Income Before Income Tax and Net Realized Investment Gains and Losses	54.3	59.3	224.9	240.4	268.5
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	49.1
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	—	—	—	(85.0)
Operating Income	$54.3	$59.3	$224.9	$240.4	$232.6

Operating Ratios (% of Premium Income):
Benefit Ratio	72.0%	70.8%	71.8%	70.3%	68.1%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments					70.8%
Other Expense Ratio	14.8%	15.2%	14.6%	14.8%	14.8%
Income Ratio	14.5%	16.7%	15.2%	17.3%	20.1%
Operating Income Ratio	14.5%	16.7%	15.2%	17.3%	17.4%

Persistency:
Group Life			89.2%	90.8%	88.1%
Accidental Death & Dismemberment			89.8%	91.1%	88.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Individual Disability	$123.0	$117.3	$478.9	$466.1	$465.3
Voluntary Benefits	184.4	173.6	749.9	693.8	642.8
Total Premium Income	307.4	290.9	1,228.8	1,159.9	1,108.1
Net Investment Income	62.6	57.0	233.7	227.8	232.9
Other Income	5.3	7.1	24.2	29.7	30.9
Total	375.3	355.0	1,486.7	1,417.4	1,371.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	155.2	141.6	581.1	565.9	579.6
Commissions	66.4	63.4	268.8	254.2	232.3
Deferral of Acquisition Costs	(56.6)	(57.0)	(230.8)	(221.2)	(197.7)
Amortization of Deferred Acquisition Costs	40.8	46.9	212.4	200.4	193.3
Other Expenses	75.7	75.8	302.5	288.4	270.2
Total	281.5	270.7	1,134.0	1,087.7	1,077.7

Income Before Income Tax and Net Realized Investment Gains and Losses	93.8	84.3	352.7	329.7	294.2
Unclaimed Death Benefit (UDB) Reserve Increase	—		—	—	26.3
Operating Income	$93.8	$84.3	$352.7	$329.7	$320.5

Interest Adjusted Loss Ratio:
Individual Disability	33.8%	30.8%	30.9%	30.0%	29.6%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	54.1%	52.3%	51.8%	51.6%	51.3%
Voluntary Benefits	48.0%	46.2%	44.4%	46.9%	53.0%
Benefit Ratio Excluding the UDB Reserve Increase
Voluntary Benefits					48.9%
Other Expense Ratio	24.6%	26.1%	24.6%	24.9%	24.4%
Income Ratio	30.5%	29.0%	28.7%	28.4%	26.5%
Operating Income Ratio	30.5%	29.0%	28.7%	28.4%	28.9%

Persistency:
Individual Disability			90.3%	90.0%	90.5%
Voluntary Benefits			75.9%	77.6%	77.0%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	$100.9	$105.5	$397.4	$418.9	$389.9
Group Life	30.9	30.6	121.5	133.2	106.4
Supplemental	18.6	12.8	57.3	55.1	60.3
Total Premium Income	150.4	148.9	576.2	607.2	556.6
Net Investment Income	34.8	38.7	124.9	151.0	148.5
Other Income	—	(0.1)	—	—	0.1
Total	185.2	187.5	701.1	758.2	705.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	105.3	102.6	394.8	431.0	413.3
Commissions	8.2	10.8	41.8	42.8	38.0
Deferral of Acquisition Costs	(2.4)	(2.9)	(9.6)	(10.5)	(9.8)
Amortization of Deferred Acquisition Costs	2.5	2.9	11.3	12.5	14.7
Other Expenses	34.6	35.9	122.2	134.6	117.0
Total	148.2	149.3	560.5	610.4	573.2

Operating Income	$37.0	$38.2	$140.6	$147.8	$132.0

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	£66.5	£66.6	£259.9	£254.4	£249.2
Group Life	20.4	19.3	79.5	80.8	68.2
Supplemental	12.2	8.1	37.5	33.4	38.5
Total Premium Income	99.1	94.0	376.9	368.6	355.9
Net Investment Income	22.9	24.4	81.6	91.6	94.9
Other Income	—	0.1	—	0.1	0.1
Total	122.0	118.5	458.5	460.3	450.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	69.3	64.7	258.1	261.4	264.5
Commissions	5.4	6.8	27.4	26.0	24.3
Deferral of Acquisition Costs	(1.6)	(1.9)	(6.3)	(6.4)	(6.2)
Amortization of Deferred Acquisition Costs	1.7	1.9	7.4	7.6	9.3
Other Expenses	22.8	22.9	79.9	81.9	74.7
Total	97.6	94.4	366.5	370.5	366.6

Operating Income	£24.4	£24.1	£92.0	£89.8	£84.3

Weighted Average Pound/Dollar Exchange Rate	1.516	1.585	1.528	1.646	1.566

Operating Ratios (% of Premium Income):
Benefit Ratio	69.9%	68.8%	68.5%	70.9%	74.3%
Other Expense Ratio	23.0%	24.4%	21.2%	22.2%	21.0%
Operating Income Ratio	24.6%	25.6%	24.4%	24.4%	23.7%

Persistency:
Group Long-term Disability			89.2%	90.1%	82.2%
Group Life			80.0%	76.0%	66.7%
Supplemental			87.7%	86.6%	78.8%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$197.9	$190.8	$789.0	$759.8	$738.7
Life	64.3	59.0	252.4	231.8	221.1
Cancer and Critical Illness	75.2	71.3	297.2	282.1	272.4
Total Premium Income	337.4	321.1	1,338.6	1,273.7	1,232.2
Net Investment Income	35.6	37.6	145.4	145.5	144.1
Other Income	—	—	0.1	0.1	0.2
Total	373.0	358.7	1,484.1	1,419.3	1,376.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	172.8	167.9	683.0	660.6	667.0
Commissions	75.7	70.7	293.5	262.3	252.5
Deferral of Acquisition Costs	(65.6)	(61.3)	(252.8)	(220.8)	(205.0)
Amortization of Deferred Acquisition Costs	48.5	45.7	198.7	180.2	174.2
Other Expenses	64.0	61.7	252.6	238.0	224.3
Total	295.4	284.7	1,175.0	1,120.3	1,113.0

Income Before Income Tax and Net Realized Investment Gains and Losses	77.6	74.0	309.1	299.0	263.5
Unclaimed Death Benefit (UDB) Reserve Increase	—	—	—	—	20.1
Operating Income	$77.6	$74.0	$309.1	$299.0	$283.6

Operating Ratios (% of Premium Income):
Benefit Ratio	51.2%	52.3%	51.0%	51.9%	54.1%
Benefit Ratio Excluding the UDB Reserve Increase					52.5%
Other Expense Ratio	19.0%	19.2%	18.9%	18.7%	18.2%
Income Ratio	23.0%	23.0%	23.1%	23.5%	21.4%
Operating Income Ratio	23.0%	23.0%	23.1%	23.5%	23.0%

Persistency:
Accident, Sickness, and Disability			74.8%	75.5%	75.2%
Life			84.9%	85.2%	85.2%
Cancer and Critical Illness			81.2%	83.5%	83.1%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Premium Income
Individual Disability	$139.4	$151.9	$572.4	$624.8	$687.5
Long-term Care	158.5	159.0	633.5	630.9	630.6
All Other	0.5	0.2	1.7	0.9	0.7
Total Premium Income	298.4	311.1	1,207.6	1,256.6	1,318.8
Net Investment Income	340.4	323.0	1,320.0	1,281.5	1,270.2
Other Income	21.8	22.3	89.3	91.8	93.9
Total	660.6	656.4	2,616.9	2,629.9	2,682.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	566.7	1,256.2	2,228.3	2,931.1	2,293.0
Commissions	24.2	24.4	98.8	101.5	113.8
Interest and Debt Expense	1.6	1.8	6.6	7.3	8.4
Other Expenses	40.0	42.8	164.1	168.2	160.4
Total	632.5	1,325.2	2,497.8	3,208.1	2,575.6

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	28.1	(668.8)	119.1	(578.2)	107.3
Long-term Care Reserve Increase	—	698.2	—	698.2	—
Operating Income	$28.1	$29.4	$119.1	$120.0	$107.3

Interest Adjusted Loss Ratios:
Individual Disability	87.2%	81.0%	82.8%	83.6%	82.6%
Long-term Care	89.7%	528.9%	87.6%	196.6%	89.6%
Long-term Care Excluding the Reserve Increase		89.6%		85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.4%	13.8%	13.6%	13.4%	12.2%
Income (Loss) Ratio	9.4%	(215.0)%	9.9%	(46.0)%	8.1%
Operating Income Ratio	9.4%	9.5%	9.9%	9.5%	8.1%

Persistency:
Individual Disability			90.9%	91.3%	91.8%
Long-term Care			95.7%	95.4%	95.5%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014	12/31/2013
		As Adjusted		As Adjusted
Operating Revenue
Net Investment Income	$5.3	$10.2	$25.6	$35.3	$24.7
Other Income	0.3	2.8	2.9	5.0	7.7
Total	5.6	13.0	28.5	40.3	32.4

Interest and Other Expenses	40.2	37.4	153.3	157.9	147.5

Operating Loss Including Costs Related to Early Retirement of Debt	(34.6)	(24.4)	(124.8)	(117.6)	(115.1)
Costs Related to Early Retirement of Debt	—	—	—	13.2	—
Operating Loss	$(34.6)	$(24.4)	$(124.8)	$(104.4)	$(115.1)

Unum Group Reserves

	December 31, 2015
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,347.0	$597.2	29.2%	$6,944.2	$66.3	$6,877.9
Group Life and Accidental Death & Dismemberment	68.3	0.4	725.9	186.8	3.8	981.0	4.8	976.2
Individual Disability	552.9	3.1	1,238.2	130.8	5.8	1,921.9	109.9	1,812.0
Voluntary Benefits	1,434.4	8.1	48.9	48.5	0.4	1,531.8	28.6	1,503.2
Unum US Segment	2,055.6	11.6	8,360.0	963.3	39.2	11,378.9	209.6	11,169.3

Unum UK Segment	21.0	0.1	2,053.6	135.0	9.2	2,209.6	101.2	2,108.4

Colonial Life Segment	1,760.0	10.0	276.5	132.2	1.7	2,168.7	8.1	2,160.6

Individual Disability	620.0	3.5	9,922.8	259.2	42.8	10,802.0	1,568.5	9,233.5
Long-term Care	7,383.3	41.9	1,225.4	123.4	5.7	8,732.1	42.5	8,689.6
Other	5,810.8	32.9	204.2	140.5	1.4	6,155.5	4,991.0	1,164.5
Closed Block Segment	13,814.1	78.3	11,352.4	523.1	49.9	25,689.6	6,602.0	19,087.6

Subtotal	$17,650.7	100.0%	$22,042.5	$1,753.6	100.0%	41,446.8	6,920.9	34,525.9

Adjustment Related to Unrealized Investment Gains and Losses						3,578.4	263.2	3,315.2

Consolidated						$45,025.2	$7,184.1	$37,841.1

The decrease in the adjustment to reserves for unrealized gain on securities, relative to year-end 2014, was due to an increase in both U.S. Treasury rates and credit spreads. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2014
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,558.4	$581.1	29.5%	$7,139.5	$66.9	$7,072.6
Group Life and Accidental Death & Dismemberment	68.8	0.4	712.6	195.4	3.7	976.8	3.9	972.9
Individual Disability	555.6	3.2	1,201.5	127.3	5.5	1,884.4	112.5	1,771.9
Voluntary Benefits	1,366.4	8.0	52.3	58.4	0.5	1,477.1	29.1	1,448.0
Unum US Segment	1,990.8	11.6	8,524.8	962.2	39.2	11,477.8	212.4	11,265.4

Unum UK Segment	22.8	0.1	2,168.2	145.2	9.6	2,336.2	112.3	2,223.9

Colonial Life Segment	1,670.4	9.8	279.4	127.3	1.7	2,077.1	9.9	2,067.2

Individual Disability	735.0	4.3	10,150.9	285.6	43.1	11,171.5	1,551.7	9,619.8
Long-term Care	6,884.2	40.2	1,083.3	111.9	4.9	8,079.4	42.5	8,036.9
Other	5,811.4	34.0	214.3	140.7	1.5	6,166.4	4,959.8	1,206.6
Closed Block Segment	13,430.6	78.5	11,448.5	538.2	49.5	25,417.3	6,554.0	18,863.3

Subtotal	$17,114.6	100.0%	$22,420.9	$1,772.9	100.0%	41,308.4	6,888.6	34,419.8

Adjustment Related to Unrealized Investment Gains and Losses						6,150.3	365.0	5,785.3

Consolidated						$47,458.7	$7,253.6	$40,205.1

14. 1

Unum Group Investments

	12/31/2015			12/31/2015	12/31/2014
Fixed Maturity Securities (Fair Value)			Selected Statistics		As Adjusted
Public	$27,730.6	64.0%	Earned Book Yield	5.40%	5.52%
Asset-Backed Securities	67.4	0.1	Average Duration (in years)	7.54	7.62
Residential Mortgage-Backed Securities (1)	2,285.8	5.3
Commercial Mortgage-Backed Securities	128.3	0.3
Private Placements	5,188.5	12.0
High Yield	3,272.7	7.5
Government Securities	2,516.8	5.8
Municipal Securities (2)	2,117.1	4.9
Redeemable Preferred Stocks	47.2	0.1
Total	$43,354.4	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	9.4%	9.5%	Total Non-Current Investments	$36.8	$40.4
Aa	8.4	8.9	Total Schedule BA Assets	$443.5	$438.7
A	28.2	29.7
Baa	45.2	44.3
Below Baa	8.8	7.6
Total	100.0%	100.0%

(1) Includes $23.7 million of high yield mortgage-backed securities.
(2) Includes $1.7 million of high yield taxable municipal securities.

Unum Group Investments at December 31, 2015

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain(Loss)	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,401.0	$68.2	$849.8	$79.8	$1,551.2	$148.0
Capital Goods	3,977.7	370.7	616.2	27.7	3,361.5	398.4
Communications	2,979.4	285.6	600.9	34.7	2,378.5	320.3
Consumer Cyclical	1,480.7	108.1	341.6	14.1	1,139.1	122.2
Consumer Non-Cyclical	6,037.1	566.0	1,026.3	41.1	5,010.8	607.1
Energy	5,011.5	(51.4)	1,994.3	372.6	3,017.2	321.2
Financial Institutions	3,299.4	284.8	373.7	6.4	2,925.7	291.2
Mortgage/Asset-Backed	2,481.5	162.9	513.3	4.7	1,968.2	167.6
Sovereigns	1,051.6	154.4	—	—	1,051.6	154.4
Technology	1,325.9	38.5	578.8	18.5	747.1	57.0
Transportation	1,705.9	178.6	338.5	13.9	1,367.4	192.5
U.S. Government Agencies and Municipalities	3,582.3	488.2	329.1	12.5	3,253.2	500.7
Public Utilities	8,020.4	1,041.1	418.7	16.3	7,601.7	1,057.4
Total	$43,354.4	$3,695.7	$7,981.2	$642.3	$35,373.2	$4,338.0

Fixed Maturity Securities - Energy Classification - Unrealized Gain (Loss)
Midstream	$2,145.6	$(49.5)	$982.4	$143.0	$1,163.2	$93.5
Oil and Gas-Independent	1,494.3	(94.1)	663.5	181.5	830.8	87.4
Oil Field	200.6	(20.8)	133.9	30.1	66.7	9.3
Oil-Integrated	850.5	112.0	90.7	6.9	759.8	118.9
Oil-Refining	272.0	2.5	75.3	9.6	196.7	12.1
Other Energy	48.5	(1.5)	48.5	1.5	—	—
Total	$5,011.5	$(51.4)	$1,994.3	$372.6	$3,017.2	$321.2

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$2,750.1	$73.2		$445.7	$10.2
91 through 180 days	745.8	59.8		400.3	60.4
181 through 270 days	2,253.7	169.0		521.3	93.1
271 days to 1 year	262.5	24.9		24.5	5.4
Greater than 1 year	212.1	33.5		365.2	112.8
Total	$6,224.2	$360.4		$1,757.0	$281.9

15. 1

Appendix to Statistical Supplement

2015 Significant Items

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

•
In January 2014, the Financial Accounting Standards Board (FASB) issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

2013 Significant Items

•
Fourth quarter of 2013 claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	Fourth quarter of 2013 reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	After-Tax Operating Income (Loss)	Average Allocated Equity(1)
			Operating Return on Equity

	(in millions)
Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(53.5)	(1,085.9)
Total	$901.0	$7,961.1	11.3%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

Year Ended December 31, 2013
Unum US	$556.5	$4,141.8	13.4%
Unum UK	104.5	744.3	14.0%
Colonial Life	184.4	1,122.6	16.4%
Core Operating Segments	845.4	6,008.7	14.1%
Closed Block	70.0	2,580.4
Corporate	(44.0)	(870.4)
Total	$871.4	$7,718.7	11.3%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(2)
			Operating Return on Equity

	(in millions)
Three Months Ended December 31, 2015
Unum US	$140.4	$4,273.3	13.1%
Unum UK	34.6	671.9	20.6%
Colonial Life	50.5	1,231.4	16.4%
Core Operating Segments	225.5	6,176.6	14.6%
Closed Block	18.6	3,104.1
Corporate	(13.5)	(1,231.2)
Total	$230.6	$8,049.5	11.5%

Three Months Ended December 31, 2014
Unum US	$138.6	$4,147.9	13.4%
Unum UK	29.3	649.5	18.1%
Colonial Life	48.1	1,164.3	16.5%
Core Operating Segments	216.0	5,961.7	14.5%
Closed Block	19.4	2,838.1
Corporate	(9.7)	(693.9)
Total	$225.7	$8,105.9	11.1%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	12/31/2015	9/30/2015	12/31/2014	9/30/2014	12/31/2013	12/31/2012
Total Stockholders' Equity, As Reported	$8,663.9	$8,581.1	$8,521.9	$9,216.6	$8,639.9	$8,604.6
Net Unrealized Gain on Securities	204.3	158.6	290.3	462.0	135.7	873.5
Net Gain on Cash Flow Hedges	378.0	405.1	391.0	383.5	396.3	401.6
Total Stockholders' Equity, As Adjusted	$8,081.6	$8,017.4	$7,840.6	$8,371.1	$8,107.9	$7,329.5

	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	12/31/2015		12/31/2014		12/31/2013
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$7,961.1	$8,049.5	$7,974.3	$8,105.9	$7,718.7

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2015	2014	2013
	(in millions)
Debt, As Reported	$2,827.5	$2,780.6	$2,612.0
Excluding Non-recourse Debt	324.0	398.4	440.0
Debt, As Adjusted	$2,503.5	$2,382.2	$2,172.0

Total Stockholders' Equity, As Reported	$8,663.9	$8,521.9	$8,639.9
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	582.3	681.3	532.0
Excluding Northwind Capital	844.6	849.9	846.4
	7,237.0	6,990.7	7,261.5
Debt, As Adjusted	2,503.5	2,382.2	2,172.0
Total Capital, As Adjusted	$9,740.5	$9,372.9	$9,433.5

Leverage Ratio	25.7%	25.4%	23.0%

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2015				2014				2013
	(in millions)
Operating Revenue	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8
Net Realized Investment Gain (Loss)	(2.7)	(26.6)	0.8	(15.3)	(17.3)	1.2	25.9	6.3	9.3
Total Revenue	$2,722.4	$2,657.8	$2,703.7	$2,647.4	$2,639.0	$2,614.3	$2,656.8	$2,614.4	$2,590.1

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

			Three Months Ended December 31
			2015		2014
			(in millions)	per share*	(in millions)	per share*
After-tax Operating Income			$230.6	$0.95	$225.7	$0.89
Net Realized Investment Loss, Net of Tax			(2.5)	(0.01)	(11.2)	(0.04)
Non-operating Retirement-related Loss, Net of Tax			(2.0)	(0.01)	(42.9)	(0.17)
Long-term Care Reserve Increase, Net of Tax			—	—	(453.8)	(1.80)
Net Income (Loss)			$226.1	$0.93	$(282.2)	$(1.12)

	Year Ended December 31
	2015		2014		2013
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$901.0	$3.64	$899.1	$3.51	$871.4	$3.28
Net Realized Investment Gain (Loss), Net of Tax	(26.1)	(0.11)	12.8	0.05	3.9	0.02
Non-operating Retirement-related Loss, Net of Tax	(7.8)	(0.03)	(45.6)	(0.18)	(21.4)	(0.08)
Costs Related to Early Retirement of Debt, Net of Tax	—	—	(10.4)	(0.04)	—	—
Long-term Care Reserve Increase, Net of Tax	—	—	(453.8)	(1.77)	—	—
Unclaimed Death Benefits Reserve Increase, Net of Tax	—	—	—	—	(62.1)	(0.24)
Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax	—	—	—	—	55.2	0.21
Net Income	$867.1	$3.50	$402.1	$1.57	$847.0	$3.19

*Assuming Dilution.

16. 5